SUPPLEMENT DATED JANUARY 9, 2017

TO THE PROSPECTUSES DATED MAY 1, 2016, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes the following changes to the MainStay VP ICAP Select Equity Portfolio (the “Portfolio”):

1.	Change in Subadviser. Effective, January 9, 2017, all references to Institutional Capital LLC, the Portfolio’s current subadviser, will be replaced by Epoch Investment Partners, Inc. (“Epoch”), the interim subadviser, which will be responsible for the day-to-day management of the Portfolio. Epoch will serve as subadviser to the Portfolio on an interim basis pursuant to the terms of an interim subadvisory agreement. A special meeting of eligible shareholders will be held in March 2017 to approve the new subadvisory agreement between New York Life Investment Management LLC and Epoch.

2.	Name Change. On or about March 13, 2017 (the “Effective Date”), the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio. All references to MainStay VP ICAP Select Equity Portfolio will be deleted and replaced with MainStay VP Epoch U.S. Equity Yield Portfolio.

Please note that, at any time prior to, or within thirty (30) days after the Effective Date, if you have allocations in the Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see “Limits on Transfers” in the Prospectus for your policy) and subject to the restrictions that may apply if you have elected a rider) and without the transfer counting toward the number of free transfers that otherwise may be made in a given policy year. Such transfer will be based on the Accumulation Unit value of the Investment Division as of the close of the Business Day that we receive the transfer request. Please see the Prospectus for your Policy for information on how to complete transfers from the Portfolio to other investment options that we currently offer. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010